Exhibit 10.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs. Do not include the name or address of a minor child in this statement.  Indicate payments, transfers and the like to minor children by stating "a minor child." See 11 U.S.C § 112; Fed. R. Bankr. P. 1007 (m).

Questions 1-18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19-25. If the answer to any question is "None," or the question is not applicable, mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

"In business." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is "in business" for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or person in control of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be "in business" for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor's primary employment.

"Insider." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

GLOBAL NOTES

1) The Schedules of Assets and Liabilities (collectively, the "Schedules") and the Statements of Financial Affairs (collectively, the "Statements" and, together with the Schedules, the "Schedules and Statements") filed by Charys Holding Company, Inc. (08-10289) ("CHC") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") have been prepared pursuant to 11 U.S.C. § 521 and Rule 1007 of the Federal Rules of Bankruptcy Procedure by management of the Debtors with the assistance of their court-appointed advisors and are unaudited. The related cases of Charys Holding Company, Inc. (08-10289) and Crochet & Borel Services, Inc. (08-10290) are being jointly administered.

Although management has made every reasonable effort to ensure that the Schedules and Statements are as accurate and complete as possible under the circumstances based on information that was available to them at the time of preparation, subsequent information or discovery may result in material changes to these Schedules and Statements, and inadvertent errors or omissions may exist. Because, among other things, the Schedules and Statements contain unaudited information, which is subject to further review and potential adjustment, there can be no assurance that these Schedules and Statements are complete.

The financial information disclosed herein has not been required to be prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons or entities trading in or otherwise purchasing, selling or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations between any information and reports prepared for securities law disclosure purposes or for any evaluations of the Debtor based on this financial information or any other information.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Furthermore, nothing contained in the Schedules and Statements shall constitute a waiver of rights with respect to these chapter 11 cases, including, but not limited to, issues involving substantive consolidation, equitable subordination and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers. These Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding the Debtors' Schedules and Statements (the "Global Notes") are incorporated by reference in, and comprise an integral part of, the Schedules and Statements, and should be referred to and reviewed in connection with any review of the Schedules and Statements.

2) "Confidential or Sensitive Information." In certain cases, the Debtors may have intentionally altered, revised, redacted or consolidated certain information in the Schedules and Statements due to the nature of an agreement between a Debtor and a third party, concerns about the confidential or commercially sensitive nature of certain information or concerns for the privacy of an individual. In addition, in certain instances, the sensitivity of such information may require its omission from the Schedules and Statements. To the extent possible, the alterations, redactions, consolidations and omissions have been limited to the extent determined by the Debtors to be necessary or appropriate to protect the Debtors or third parties while also providing interested parties with sufficient information in response to the Schedules and Statements.

3) "Amendment." Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements; however, errors or omissions may exist. The Debtors reserve all rights to amend and/or supplement the Schedules and Statements as is necessary or appropriate.

4) "Causes of Action." Despite reasonable efforts to identify all known assets the Debtors may not have set forth all actual or potential causes of action against third parties as assets in their Schedules and Statements. These causes of action include, but are not limited to, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtors reserve all of their rights with respect to any claims, causes of action or avoidance actions they may have whether or not listed in the Schedules and Statements. Neither these Global Notes nor the Schedules and Statements shall be deemed a waiver of any such claim, cause of action or avoidance action or in any way prejudice or impair the assertion of such claims.

5) "Dates." Unless otherwise indicated, all amounts are listed as of February 14, 2008, the date the Debtors commenced their Chapter 11 cases (the "Commencement Date").

6) "Claims Designations." Any failure to designate a claim on the Debtors' Schedules and Statements as "disputed," "contingent" or "unliquidated" does not constitute an admission by the Debtors that such amount is not "disputed," "contingent" or "unliquidated."  The Debtors reserve the right to dispute any claim reflected on their Schedules or Statements on any grounds, including, but not limited to, amount, liability or classification, or to otherwise subsequently designate such claims as "disputed," "contingent" or "unliquidated."

7) "Net Book Value of Assets." Unless otherwise indicated, the Debtors' assets and liabilities are shown on the basis of their net book value as of January 31, 2008. Amounts ultimately realized or realizable on account of such assets may vary from net book value and such variance may be material. Exceptions to this include operating cash, which is presented as bank balances as of the Commencement Date. Certain other assets, such as investments in subsidiaries, are listed at undetermined amounts because the net book values may materially differ from fair market values. Attempts to obtain current market valuations of all assets would be prohibitively expensive, unduly burdensome and an inefficient use of estate assets. Accordingly, the Debtors have not attempted to do so in connection with the preparation of the Schedules and Statements.

8) "Excluded Assets and Liabilities." The Debtors have excluded certain categories of assets and liabilities from the Schedules and Statements that represent accounting entries, such as goodwill, accrued salaries, and employee benefit accruals. Other immaterial assets and liabilities also may have been excluded.

9) "Fiscal Year." The Debtors' fiscal year ends April 30.

10) "Intercompany Transactions." Prior to the Commencement Date, the Debtors routinely engaged in intercompany transactions resulting in intercompany accounts payable and accounts receivable. The respective intercompany accounts payable and accounts receivable as of the Commencement Date are listed at the net amount due to/due from the debtor as of the Commencement Date on Schedule B-16 and F3.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

11) Property and Equipment - Owned. Unless otherwise noted, owned property and equipment are stated at net book value. (Depreciation and amortization are provided principally on the straight-line method over a period of five to ten years for furniture, fixtures and equipment and 30 years for buildings. Leasehold improvements are depreciated over the lesser of the life of the asset or the real estate lease term. Although accelerated depreciation methods are used for tax reporting purposes, the Schedules reflect straight-line methods.)

12) Property and Equipment - Leased. In the ordinary course of its business, the Debtor may lease equipment from certain third-party lessors for use in the daily operation of its business. Any such leases are set forth in Schedule G. The property subject to any of such leases is not reflected in either Schedule A or Schedule B as either owned property or assets of the Debtor. Neither is the property subject to any such leases reflected in the Debtor's Statement of Financial Affairs as property or assets of third-parties within the control of the Debtor.  Nothing in the Schedules is or shall be construed as an admission or determination as to the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtor reserves all rights with respect to any of such issues.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

1.  Income from Employment or Operation of Business

None ☒
State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE	PERIOD
None

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

2.  Income Other than from Employment or Operation of Business

None ☐
State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a None joint petition is filed, unless the spouses are separated and a joint petition is not filed.

AMOUNT	SOURCE	PERIOD
$0	Other Income	2/1/2006 - 4/30/2006
$215,147	Interest Income	5/1/2006 - 4/30/2007
$168,295	Income from Operations	5/1/2007 - 2/14/2008
$106,270	Interest Income	5/1/2007 - 2/14/2008
$70,000	Other Income	5/1/2007 - 2/14/2008

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

3. Payments to Creditors

None ☑
a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case if the aggregate value of all property that constitutes or is affected by such transfer is not less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and creditor counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ☐
b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case if the aggregate value of all property that constitutes or is affected by such transfer is not less than $5,475. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING
See Exhibit 3B

None ☐
c. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses separated and a joint petition is not filed.

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING
See Exhibit 3C1 and Exhibit 3C2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

4. Suits and Administrative Proceedings, Executions, Garnishments and Attachments

None ☐	a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case.

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION
See Exhibit 4A

None ☑	b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

5. Repossession, Foreclosures and Returns

None ☑
List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE, SALE, TRANSFER, OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

6. Assignments and Receiverships

None ☑	a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case.

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☑	b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case.

NAME AND ADDRESSES OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE AND NUMBER	DATE OF ORDER

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

7. Gifts

None ☑
List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient.

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

8. Losses

None ☑	List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case.

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND IF LOSS WAS RECOVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

9. Payments Related to Debt Counseling or Bankruptcy

None ☐
List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

Name of Payee	Address	City, State, Zip	Date of Payment	Description of Payment/Property	Value of Payment/Property
See Exhibit 9A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

10. Other Transfers

None ☐
a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case.

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED
See Exhibit 10A

None ☑	b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OF OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR'S INTEREST IN PROPERTY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

11. Closed Financial Accounts

None ☐
List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions.

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING
Branch Banking & Trust Company P.O. Box 819 Wilson, NC 27894-0819	Disbursement Account Account Number: 2004 Balance: $0.00	2/28/2007
Wells Fargo Bank, NA 420 Montgomery Street San Francisco, CA 94104	Glast, Phillips & Murray Trust Account Number: 8921 Balance: $0.00	2/26/2007
Wachovia Bank 4570 Ashford Dunwoody Road NE Atlanta, GA 30346	MM&M Trust (McMahan) Account Number: 1542 Balance: $0.00	3/19/2007

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

12. Safe Deposit Boxes

None ☑	List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case.

NAME AND ADDRESSES OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

13. Setoffs

None ☑	List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case.

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

14. Property Held for Another Person

None ☑	List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

15. Prior Address of Debtor

None ☑
If the debtor has moved within the three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

ADDRESS	NAME USED	DATE OF OCCUPANCY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

16. Spouses and Former Spouses

None ☑
If the debtor resides or resided in a community property state, commonwealth or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

17. Environmental Information

None ☑
For the purpose of this question, the following definitions apply:

"Environmental Law" means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil;, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

"Site" means any location, facility, or property as defined under any Environmental law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

"Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☑
b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☑
c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

18. Nature, Location and Name of Business

None ☐
a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner, or owned 5% or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

NAME	COMPLETE EIN OR OTHER TAXPAYER I.D. NO.	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES
Aeon Technologies Group, Inc. (f/k/a CCI Telecom)	74-2980663	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	3/4/2005
Aeon Technology Holdings, Inc.	74-2980660	2100 Couch Drive McKinney, TX 75069	Telecommunication Infrastructure Service Provider	4/9/2006 - 11/30/2007
Ayin Tower Management Services, Inc.	20-5105623	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Manager and Operator of Cell Towers	10/11/2006
Berkshire Wireless	04-3408720	480 Pleasant St Suite A102 Lee, MA 01238	Telecommunication Infrastructure Service Provider	3/4/2005
C&B/Cotton Holdings, Inc.	26-1685593	346 Twin City Hwy Port Neches, TX 77651	Remediation Holding Company	10/17/2006
CCI Chile S. A.	Form 5471 filed under 74-2100800 Contemporary Constructors Inc)	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	3/4/2005
CCI Contemporaneo Internacional, C. A.	Form 5471 filed under 74-2100800 Contemporary Constructors Inc)	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	3/4/2005
CDR Do Brazil Ltda	Form 5471 filed under 74-2100800 Contemporary Constructors Inc)	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	3/4/2005
Charys Technology Group, Inc.	20-4807575	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Cellular Technology	3/4/2005
Complete Tower Sources, Inc.	81-0589814	715 Vatican Rd Carencro, LA 70520	Construction and Installation of Communication Towers	6/20/2006
Contemporary Constructors International de Mexico, S. A. de C. V.	Form 5471 filed under 74-2100800 Contemporary Constructors Inc)	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	3/4/2005
Cotton Commercial USA, Inc.	76-0628204	14345 NW Freeway Houston, TX 77040	Restoration and Remediation Services	9/1/2006
Cotton Telecom (f/k/a Ayin Holding Company, Inc. )	20-5105576	17314 SH 249 Suite 230 Houston, TX 77064	Telecom Holding Company	4/24/2006
Crochet & Borel Services, Inc.	76-0486425	346 Twin City Hwy Port Neches, TX 77651	Restoration and Remediation Services	6/5/2006

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

18. Nature, Location and Name of Business

None ☑
a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of businesses, and beginning and ending dates of all businesses in which the debtor was a partner, or owned 5% or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

NAME	COMPLETE EIN OR OTHER TAXPAYER I.D. NO.	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES
Digital Communication Services	61-1304636	96 NE 5th Avenue Delray Beach, FL 33483	Telecommunication Infrastructure Service Provider	6/9/2006
Integrated Solutions, Inc.	74-2984609	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Telecommunication Infrastructure Service Provider	7/1/2004
LFC, Inc.	42-1715941	17314 SH 249 Suite 230 Houston, TX 77064	Professional Consulting Support Services to the Wireless Communication Industry	4/20/2006
Method IQ, Inc.	80-0005704	1750 Founders Parkway Suite 180 Alpharetta, Georgia 30004	Customer Interaction Solutions Provider	11/1/2005 - 1/17/2008
Mitchell Site Acquisition. Inc	72-1430682	119 Veterinarian Rd Lafayette, LA 70507	Site Acquisition, Zoning, Permitting and Project Management for Cell Tower Sites	6/20/2006
Personnel Resources of Georgia, Inc.	58-2605116	1117 Perimeter Center West Suite N415 Atlanta, GA 30338	Professional Employer Organization	7/1/2004
Viasys Network Services, Inc.	03-0386211	2944 Drane Field Road Lakeland, FL 33811	Service Provider in the Transportation, Utility, Telecommunication and Manufacturing Industries	11/1/2005
Viasys Services, Inc.	59-2234741	2944 Drane Field Road Lakeland, FL 33811	Service Provider in the Transportation, Utility, Telecommunication and Manufacturing Industries	11/1/2005
VSI Real Estate Holding, Inc.	51-0006522	2944 Drane Field Road Lakeland, FL 33811	Entity created for sole purpose of funding a real estate sale	11/1/2005

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

18. Nature, Location and Name of Business

None ☑	b. Identify any businesses listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. § 101.

NAME	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES OF OPERATION

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

19. Books, Records and Financial Statements

None ☐	a. List all bookkeepers and accountants who within the two years immediately preceeding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
Raymond Smith	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	April 2004 - Present
Bob Thomson	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	July 2006 - Present
David Ray	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	July 2006 - 3/31/2008
Brandon Ray	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	July 2006 - 3/31/2008
Chris Marchena	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	April 2004 - Present
Tomkiewicz Wright, LLC	6111 Peachtree-Dunwoody Road Building E, Suite 102 Atlanta, GA 30328	November 2004 - Present
HLB Gross Collins, PC	2625 Cumberland Parkway, Suite 400 Atlanta, GA 30339	May 2007 - Present

None ☐
b. List all firms or individuals who within two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
De Joya Griffith & Company, LLC	2580 Anthem Village Drive Henderson, NV 89052	November 2007 - Present
Habif, Arogeti & Wynne, LLP Formerly Miller Ray Houser & Stewart LLP	5565 Glenridge Connector NE, Suite 200 Atlanta, GA 30342-1660	April 2006 - November 2007

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

None ☑
c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS

None ☐
d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED
Charys Holding Company, Inc. (Debtor Case No. 08-10289) has prepared and filed with the Securities and Exchange Commission (the "SEC") Form 8-K Special Reports, Form 10-Q SB Quarterly Reports and Form 10-K SB Annual Reports (collectively, the "SEC Filings") on a consolidated basis. The SEC filings contain consolidated financial information relating to Charys Holding Company, Inc. and its respective subsidiaries and affiliates. Because the SEC Filings are of public record, neither Charys Holding Company, Inc. nor any of its respective subsidiaries and affiliates maintain records of the parties who requested or obtained copies of any of the SEC Filings from the SEC or Charys Holding Company or its respective subsidiaries and affiliates.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

20. Inventories

None ☑	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market, or other basis)

None ☑	b. List the name and address of the person having possession of the records of each of the inventories reported in a., above.

DATE OF INVENTORY	NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY RECORDS

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

21. Current Partners, Officers, Directors and Shareholders

None ☑	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME	ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None ☐
b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls or holds 5 percent or more of the voting or equity securities of the corporation

NAME	ADDRESS	TITLE	NATURE AND PERCENTAGE OF STOCK OWNERSHIP
Michael Oyster	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	CEO, President and Director	0.0% Common Stock
Raymond J. Smith	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	CFO and Secretary	0.0% Common Stock
David S. Gergacz	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Chairman, Director	0.1% Common Stock
Dennis C. Hayes	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Director	0.1% Common Stock
Gisle Larsen	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Director	0.0% Common Stock
H. Alec McLarty	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Director	0.1% Common Stock
John Jordan	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Director	0.3% Common Stock
Michael D. Brown	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Director	0.0% Common Stock
Crochet Partners, Ltd.	346 Twin City Highway Port Neches, TX 77651	Shareholder	14.0% Common Stock
Billy V. Ray, Jr.	1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Shareholder (Former Officer/Director)	7.6% Common Stock 66.7% Preferred Stock

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

22. Former Partners, Officers, Directors and Shareholders

None ☑	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME	ADDRESS	DATE OF WITHDRAWAL

None ☐	b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME	ADDRESS	TITLE	DATE OF TERMINATION
Billy V. Ray, Jr.	2919 Truitt Drive Burlington, North Carolina 27215	CEO and Chairman	Terminated as Officer/Director on 2/7/2008 - Remains an Employee
Neil L. Underwood	962 Wendover Drive Atlanta, GA 30319	Director	8/30/2007

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

23. Withdrawals from a Partnership or Distributions by a Corporation

None ☑
If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options excercised and any other perquisite during one year immediately preceding the conmmencement of this case.

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

24. Tax Consolidation Group

None ☐
If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER IDENTIFICATION NUMBER (EIN)
Charys Holding Company, Inc.	54-2152284
Spiderboy International, Inc.	41-0825298

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

25. Pension Funds

None ☑
If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER IDENTIFICATION NUMBER (EIN)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No 08-10289

DECLARATION CONCERNING DEBTOR'S STATEMENTS

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSIDP

I, Raymond J. Smith, Chief Financial Officer declare under penalty of perjury that I have read the answers contained in the foregoing Statement of Financial Affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information, and belief.

Date	5/01/08	Signature	/s/ RAYMOND J. SMITH
RAYMOND J. SMITH, CFO
Print Name and Title

Penalty for making a false statement: Fine of up to 5500,000 or imprisonment for up to 5 years, or both. 18 u.s. C. §§ 152 and 3571

In Re: Charys Holding Company, Inc.
Case No: 08-10289

Exhibit 3B

Payments to Creditors Within 90 Days of the Petition Date

Name of Creditor	Bank Account	Address 1	Address 2	City	State	Zip	Country	Check Number	Clear date	Amount paid
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	11/19/2007	$100,000
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	11/21/2007	$18,685
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	11/27/2007	$126,510
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	12/7/2007	$130,401
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	12/21/2007	$136,015
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	2/1/2008	$75,000
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	2/8/2008	$100,000
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	2/14/2008	$210,371
AlixPartners, LLP	Cash - BB&T 2061	200 Town Center, Suite 2400		Southfield	MI	48075	USA	Wire	2/14/2008	$31,735
AlixPartners, LLP Total										$928,716
Andrews Kurth LLP	Cash - BB&T 2061	450 Lexington Avenue		New York	NY	10017	USA	Wire	1/29/2008	$50,000
Andrews Kurth LLP Total (1)										$50,000
Aon Risk Services Inc. of Florida	Cash - BB&T 2061	1001 Brickell Bay Dr.	Suite 1100	Miami	FL	33131	USA	1361	1/2/2008	$29,588
Aon Risk Services Inc. of Florida Total										$29,588
AT&T	Cash - BB&T 2061	P.O. Box 6463		Carol Stream	IL	60197-6463	USA	1272	12/17/2007	$1,649
AT&T	Cash - BB&T 2061	P.O. Box 6463		Carol Stream	IL	60197-6463	USA	1302	12/26/2007	$1,589
AT&T	Cash - BB&T 2061	P.O. Box 6463		Carol Stream	IL	60197-6463	USA	1316	12/31/2007	$1,489
AT&T	Cash - BB&T 2061	P.O. Box 6463		Carol Stream	IL	60197-6463	USA	1367	1/28/2008	$1,517
AT&T	Cash - BB&T 2061	P.O. Box 6463		Carol Stream	IL	60197-6463	USA	1377	2/11/2008	$1,547
AT&T Total										$7,791
Bank of New York	Bank Of New York	Financial Control Billing Dept.	P.O. Box 19445	Newark	NJ	07195-0445	USA	1420	11/30/2007	$8
Bank of New York	Bank Of New York	Financial Control Billing Dept.	P.O. Box 19445	Newark	NJ	07195-0445	USA	1480	12/31/2007	$8
Bank of New York	Bank Of New York	Financial Control Billing Dept.	P.O. Box 19445	Newark	NJ	07195-0445	USA	1481	12/31/2007	$10,000
Bank of New York	Bank Of New York	Financial Control Billing Dept.	P.O. Box 19445	Newark	NJ	07195-0445	USA	1644	1/31/2008	$1
Bank of New York	Bank Of New York	Financial Control Billing Dept.	P.O. Box 19445	Newark	NJ	07195-0445	USA	1645	1/31/2008	$723
Bank of New York Total										$10,739
Blue Cross Blue Shield of GA	Cash - BB&T 2061	P.O. Box 406750		Atlanta	GA	30384-6750	USA	1255	11/28/2007	$9,331
Blue Cross Blue Shield of GA	Cash - BB&T 2061	P.O. Box 406750		Atlanta	GA	30384-6750	USA	1308	12/26/2007	$7,804
Blue Cross Blue Shield of GA	Cash - BB&T 2061	P.O. Box 406750		Atlanta	GA	30384-6750	USA	1356	1/22/2008	$559
Blue Cross Blue Shield of GA	Cash - BB&T 2061	P.O. Box 406750		Atlanta	GA	30384-6750	USA	1375	2/4/2008	$5,760
Blue Cross Blue Shield of GA Total										$23,453
Canawill, Inc.	Cash - BB&T 2061	200 Walnut Grove Road		Peachtree City	GA	30269	USA	1276	12/10/2007	$24,843
Canawill, Inc.	Cash - BB&T 2061	200 Walnut Grove Road		Peachtree City	GA	30269	USA	1324	1/7/2008	$24,843
Canawill, Inc.	Cash - BB&T 2061	200 Walnut Grove Road		Peachtree City	GA	30269	USA	1392	2/5/2008	$26,085
Canawill, Inc. Total										$75,772
Cbeyond Communications	Cash - BB&T 2061	P.O. Box 406815		Atlanta	GA	30384-6815	USA	1262	11/28/2007	$20,355
Cbeyond Communications	Cash - BB&T 2061	P.O. Box 406815		Atlanta	GA	30384-6815	USA	1287	12/13/2007	$2,120
Cbeyond Communications	Cash - BB&T 2061	P.O. Box 406815		Atlanta	GA	30384-6815	USA	1376	2/5/2008	$997
Cbeyond Communications Total										$23,472
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1262	11/28/2007	$20,355
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1335	1/3/2008	$1,088
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1359	1/22/2008	$648
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1363	1/22/2008	$2,906
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1371	1/28/2008	$601
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1400	2/8/2008	$505
Christian Marchena	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	USA	1402	2/12/2008	$257
Christian Marchena Total										$26,360
Counsel on Call of Georgia	Cash - BB&T 2061	5214 Maryland Way	Suite 307	Brentwood	TN	37027	USA	1323	1/9/2008	$9,000
Counsel on Call of Georgia Total										$9,000
CRP Holding	Cash - BB&T 2061	1117 Perimeter Center West	Suite N102	Atlanta	GA	30338	USA	1277	12/7/2007	$12,708
CRP Holding	Cash - BB&T 2061	1117 Perimeter Center West	Suite N102	Atlanta	GA	30338	USA	1344	1/7/2008	$12,708
CRP Holding	Cash - BB&T 2061	1117 Perimeter Center West	Suite N102	Atlanta	GA	30338	USA	1378	2/1/2008	$13,484
CRP Holding Total										$38,900

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3B
Payments to Creditors Within 90 Days of the Petition Date

Name of Creditor	Bank Account	Address 1	Address 2	City	State	Zip	Country	Check Number	Clear date	Amount paid
David Kimberling	Cash - BB&T 2061						USA	1279	12/18/2007	$10,548
David Kimberling Total										$10,548
De Joya Griffith & Company	Cash - BB&T 2061	2580 Anthem Village Dr.		Henderson	NV	89052	USA	1264	12/3/2007	$7,500
De Joya Griffith & Company	Cash - BB&T 2061	2580 Anthem Village Dr.		Henderson	NV	89052	USA	Wire	1/31/2008	$12,500
De Joya Griffith & Company Total										$20,000
EDGAR Filings	Cash - BB&T 2061	220 West Loop South	Suite 900	Houston	TX	77027	USA	1262	11/28/2007	$20,355
EDGAR Filings	Cash - BB&T 2061	220 West Loop South	Suite 900	Houston	TX	77027	USA	1301	12/21/2007	$5,049
EDGAR Filings	Cash - BB&T 2061	220 West Loop South	Suite 900	Houston	TX	77027	USA	1394	2/5/2008	$553
EDGAR Filings Total										$25,957
Fellows LaBriola LLP	Cash - BB&T 2061	Suite 2300 South Tower Peachtree Center	225 Peachtree St.	Atlanta	GA	30303	USA	1257	12/3/2007	$3,876
Fellows LaBriola LLP	Cash - BB&T 2061	Suite 2300 South Tower Peachtree Center	225 Peachtree St.	Atlanta	GA	30303	USA	1311	12/28/2007	$8,217
Fellows LaBriola LLP	Cash - BB&T 2061	Suite 2300 South Tower Peachtree Center	225 Peachtree St.	Atlanta	GA	30303	USA	1381	2/5/2008	$2,638
Fellows LaBriola LLP Total										$14,732
Fidelity Transfer Co.	Cash - BB&T 2061	1800 S. West Temple	Suite 301	Salt Lake City	UT	84115	USA	1262	11/28/2007	$20,355
Fidelity Transfer Co.	Cash - BB&T 2061	1800 S. West Temple	Suite 301	Salt Lake City	UT	84115	USA	1328	12/31/2007	$1,783
Fidelity Transfer Co.	Cash - BB&T 2061	1800 S. West Temple	Suite 301	Salt Lake City	UT	84115	USA	1366	1/29/2008	$2,500
Fidelity Transfer Co.	Cash - BB&T 2061	1800 S. West Temple	Suite 301	Salt Lake City	UT	84115	USA	1396	2/8/2008	$1,846
Fidelity Transfer Co. Total										$26,484
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	11/26/2007	$50,000
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	11/26/2007	$35,000
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	12/12/2007	$50,000
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	12/13/2007	$55,267
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	12/28/2007	$50,000
Glast, Phillips, & Murray	Cash - BB&T 2061	2200 One Galleria Tower	13355 Noel Rd L.B. 48	Dallas	TX	75240	USA	Wire	1/16/2008	$50,000
Glast, Phillips, & Murray Total										$290,267
Greenberg Taurig, LLP	Bank Of New York	3290 Northside Dr.	Suite 400	Atlanta	GA	30327	USA	1482	12/31/2007	$10,283
Greenberg Taurig, LLP	Bank Of New York	3290 Northside Dr.	Suite 400	Atlanta	GA	30327	USA	1483	12/31/2007	$2,436
Greenberg Taurig, LLP Total										$12,719
Hades Advisors LLC	Cash - BB&T 2061	113 Jackson Drive		Cresskill	NJ	07626	USA	Wire	1/25/2008	$100,000
Hades Advisors LLC Total (1)										$100,000
HLB Gross Collins, P.C.	Cash - BB&T 2061	2625 Cumberland Pkwy	Suite 400	Atlanta	GA	30339	USA	1243	11/19/2007	$1,838
HLB Gross Collins, P.C.	Cash - BB&T 2061	2625 Cumberland Pkwy	Suite 400	Atlanta	GA	30339	USA	1259	12/4/2007	$6,000
HLB Gross Collins, P.C.	Cash - BB&T 2061	2625 Cumberland Pkwy	Suite 400	Atlanta	GA	30339	USA	Wire	12/4/2007	$25,000
HLB Gross Collins, P.C.	Cash - BB&T 2061	2625 Cumberland Pkwy	Suite 400	Atlanta	GA	30339	USA	1351	1/10/2008	$15,000
HLB Gross Collins, P.C. Total										$47,838
Jeffrey H. Pfeffer, P.A.	Cash - BB&T 2061	515 North Flagler Dr.	Suite 802	West Palm Beach	FL	33401	USA	1281	12/10/2007	$3,461
Jeffrey H. Pfeffer, P.A.	Cash - BB&T 2061	515 North Flagler Dr.	Suite 802	West Palm Beach	FL	33401	USA	1336	12/24/2007	$1,700
Jeffrey H. Pfeffer, P.A.	Cash - BB&T 2061	515 North Flagler Dr.	Suite 802	West Palm Beach	FL	33401	USA	Wire	1/8/2008	$7,590
Jeffrey H. Pfeffer, P.A.	Cash - BB&T 2061	515 North Flagler Dr.	Suite 802	West Palm Beach	FL	33401	USA	Wire	2/1/2008	$6,000
Jeffrey H. Pfeffer, P.A.	Cash - BB&T 2061	515 North Flagler Dr.	Suite 802	West Palm Beach	FL	33401	USA	Wire	2/14/2008	$2,500
Jeffrey H. Pfeffer, P.A. Total										$21,251
Kathy Catalono	Cash - BB&T 2061	5838 Meadow Way		Beaumont	TX	77707	USA	Wire	2/14/2008	$10,201
Kathy Catalono Total										$10,201
Kurtzman Carson Consultants	Cash - BB&T 2061	2335 Alaska Avenue		El Segundo	CA	90245	USA	Wire	2/14/2008	$25,000
Kurtzman Carson Consultants Total										$25,000
MH Data Services	Cash - BB&T 2061	2043 Anchor Way		Buford	GA	30518	USA	1275	12/11/2007	$7,261
MH Data Services	Cash - BB&T 2061	2043 Anchor Way		Buford	GA	30518	USA	1385	2/7/2008	$200
MH Data Services	Cash - BB&T 2061	2043 Anchor Way		Buford	GA	30518	USA	Wire	2/14/2008	$1,550
MH Data Services Total										$9,011

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3B
Payments to Creditors Within 90 Days of the Petition Date

Name of Creditor	Bank Account	Address 1	Address 2	City	State	Zip	Country	Check Number	Clear date	Amount paid
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	11/29/2007	$16,917
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	12/7/2007	$50,000
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	12/28/2007	$16,979
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	1/17/2008	$100,000
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	1/17/2008	$8,333
Michael Brenner	Cash - BB&T 2061	1643 N. Harrison Parkway		Sunrise	FL	33323	USA	Wire	1/29/2008	$20,833
Michael Brenner Total										$213,063
Milbank, Tweed, Hadley & McCloy LLP	Cash - BB&T 2061	1 Chase Manhattan Plaza		New York	NY	10005	USA	Wire	12/3/2007	$75,000
Milbank, Tweed, Hadley & McCloy LLP	Cash - BB&T 2061	1 Chase Manhattan Plaza		New York	NY	10005	USA	Wire	2/14/2008	$780,099
Milbank, Tweed, Hadley & McCloy LLP Total										$855,099
Norman Reynolds	Cash - BB&T 2061	815 Walker St Suite 1250		Houston	TX	77002	USA	Wire	2/14/2008	$154,465
Norman Reynolds Total										$154,465
Pro Staff	Cash - BB&T 2061	Box 5006	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	1240	11/20/2007	$10,517
Pro Staff	Cash - BB&T 2061	Box 5006	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	1278	12/11/2007	$5,583
Pro Staff	Cash - BB&T 2061	Box 5006	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	1313	12/27/2007	$2,077
Pro Staff	Cash - BB&T 2061	Box 5006	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	1350	1/11/2008	$6,730
Pro Staff	Cash - BB&T 2061	Box 5006	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	1388	2/11/2008	$3,874
Pro Staff Total										$28,781
Quipu Properties, Inc.	Cash - BB&T 2061	3655 Brookside Pkwy, Suite 250		Alpharetta	GA	30022	USA	1305	12/19/2007	$5,000
Quipu Properties, Inc.	Cash - BB&T 2061	3655 Brookside Pkwy, Suite 250		Alpharetta	GA	30022	USA	Wire	2/13/2008	$5,000
Quipu Properties, Inc. Total										$10,000
Raiford & Dixon LLC	Cash - BB&T 2061	201 Allen Rd.	Suite 310	Atlanta	GA	30328	USA	1327	12/31/2007	$1,598
Raiford & Dixon LLC	Cash - BB&T 2061	201 Allen Rd.	Suite 310	Atlanta	GA	30328	USA	Wire	1/16/2008	$5,000
Raiford & Dixon LLC	Cash - BB&T 2061	201 Allen Rd.	Suite 310	Atlanta	GA	30328	USA	Wire	2/6/2008	$37,000
Raiford & Dixon LLC	Cash - BB&T 2061	201 Allen Rd.	Suite 310	Atlanta	GA	30328	USA	Wire	2/14/2008	$12,526
Raiford & Dixon LLC Total										$56,123
Richards, Layton & Finger, P.A.	Cash - BB&T 2061	920 North King Street		Wilmington	DE	19801	USA	Wire	2/14/2008	$75,000
Richards, Layton & Finger, P.A. Total										$75,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	11/21/2007	$50,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	11/30/2007	$5,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	12/7/2007	$5,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	12/14/2007	$5,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	12/21/2007	$5,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	1/4/2008	$10,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	1/16/2008	$10,000
Sam Del Presto	Cash - BB&T 2061	9 Ryan Lane		Lincroft	NJ	07738	USA	Wire	1/31/2008	$5,000
Sam Del Presto Total										$95,000
Source Capital Group, Inc.	Cash - BB&T 2061	276 Post Road West		Westport	CT	06880	USA	Wire	1/29/2008	$25,000
Source Capital Group, Inc. Total (1)										$25,000
Source Financial Staffing	Cash - BB&T 2061	400 Galleria Parkway	Suite 1400	Atlanta	GA	30339	USA	1253	11/23/2007	$4,637
Source Financial Staffing	Cash - BB&T 2061	400 Galleria Parkway	Suite 1400	Atlanta	GA	30339	USA	1265	11/30/2007	$8,549
Source Financial Staffing	Cash - BB&T 2061	400 Galleria Parkway	Suite 1400	Atlanta	GA	30339	USA	1293	12/14/2007	$5,253
Source Financial Staffing Total										$18,439
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	1260	11/28/2007	$5,000
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	1289	12/12/2007	$11,598
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	1345	1/7/2008	$14,541
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	1364	1/23/2008	$13,476
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	1398	2/4/2008	$13,012
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	Wire	2/6/2008	$10,000
Thomas Bosley	Cash - BB&T 2061	143 Heron Dunes Dr.		Ormond Beach	FL	32176	USA	Wire	2/14/2008	$15,974
Thomas Bosley Total										$83,601
Troutman Sanders LLP	Cash - BB&T 2061	P.O. Box 933652		Atlanta	GA	31193-3652	USA	1393	2/5/2008	$13,050
Troutman Sanders LLP Total										$13,050

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3B
Payments to Creditors Within 90 Days of the Petition Date

Name of Creditor	Bank Account	Address 1	Address 2	City	State	Zip	Country	Check Number	Clear date	Amount paid
US Internet	Cash - BB&T 2061	12450 Wayzata Blvd.	Suite 121	Minnetonka	MN	55305	USA	1262	11/28/2007	$20,355
US Internet	Cash - BB&T 2061	12450 Wayzata Blvd.	Suite 121	Minnetonka	MN	55305	USA	1268	12/12/2007	$61
US Internet	Cash - BB&T 2061	12450 Wayzata Blvd.	Suite 121	Minnetonka	MN	55305	USA	1318	1/7/2008	$61
US Internet	Cash - BB&T 2061	12450 Wayzata Blvd.	Suite 121	Minnetonka	MN	55305	USA	1391	2/8/2008	$61
US Internet Total										$20,537
Wayne Schaeffer	Cash - BB&T 2061	5700 Morton Road		Alpharetta	GA	30022	USA	1292	12/18/2007	$22,000
Wayne Schaeffer Total										$22,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	12/7/2007	$100,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	12/21/2007	$50,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	12/28/2007	$50,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	1/29/2008	$75,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	2/1/2008	$100,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	2/8/2008	$150,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	2/14/2008	$175,000
Weil, Gotshal & Manges LLP	Cash - BB&T 2061	767 Fifth Ave.		New York	NY	10153	USA	Wire	2/14/2008	$100,000
Weil, Gotshal & Manges LLP Total										$800,000
Grand Total										$4,307,955

(1) Disputed as to status as Creditor
Note: Payments in aggregate less than $5,475 are not included.

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C1
Payments to Creditors who were Insiders Within One Year of the Petition Date

Name of creditor	Bank Account	Address 1	Address 2	City	State	Zip	Check Number	Clear date	Amount paid
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/7/2007	$22,500
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/16/2007	$12,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/22/2007	$3,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/29/2007	$11,178
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/2/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (1)	5/2/2007	$15,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1070 (1)	5/8/2007	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1078	5/14/2007	$1,217
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/17/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/22/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	7/19/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1164	8/21/2007	$5,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1196	9/24/2007	$3,988
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	9015	9/28/2007	$5,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/1/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/13/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1251	11/14/2007	$3,764
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/26/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/26/2007	$2,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1284	12/10/2007	$12,500
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1283	12/13/2007	$12,500
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1303	12/20/2007	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1341	1/9/2008	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (2)	1/9/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1352	1/10/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (2)	1/15/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1354	1/16/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (2)	1/18/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (2)	1/22/2008	$25,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1355	1/23/2008	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1395	2/4/2008	$3,284
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/8/2008	$10,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1401	2/11/2008	$5,000
Alec McLarty	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1404	2/14/2008	$842
Alec McLarty Total									$403,772
Ayin Tower Management Services, Inc.	Cash - BB&T 2061	17314 SH 249	Suite 230	Houston	TX	77067	Wire	10/19/2007	$3,000
Ayin Tower Management Services, Inc.	Cash - BB&T 2061	17314 SH 249	Suite 230	Houston	TX	77067	Wire	2/14/2008	$7,000
Ayin Tower Management Services, Inc. Total									$10,000
Billy Caudill	Cash - BB&T 2061	96 NE 5th Avenue		Delray Beach	FL	33483	1031	3/23/2007	$160,000
Billy Caudill Total									$160,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/1/2007	$20,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/7/2007	$20,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/13/2007	$26,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/14/2007	$300,000
Billy V. Ray, Jr.	McMahan Trust	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/14/2007	$200,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/21/2007	$48,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	4/19/2007	$8,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	4/20/2007	$22,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/1/2007	$35,000

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C1
Payments to Creditors who were Insiders Within One Year of the Petition Date

Name of creditor	Bank Account	Address 1	Address 2	City	State	Zip	Check Number	Clear date	Amount paid
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/3/2007	$8,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/10/2007	$40,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	5/15/2007	$45,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/4/2007	$35,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/12/2007	$350,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/15/2007	$15,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (7)	6/21/2007	$500
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/22/2007	$4,500
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/25/2007	$3,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/25/2007	$3,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/26/2007	$2,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/26/2007	$1,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	6/26/2007	$600
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (5)	6/29/2007	$4,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (5)	7/3/2007	$5,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	7/3/2007	$41,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1113 (6)	7/5/2007	$1,950
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1119 (4)	7/6/2007	$1,135
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1125	7/10/2007	$1,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	7/13/2007	$200
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	7/16/2007	$6,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1137	7/20/2007	$5,300
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	8/6/2007	$23,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1161 (6)	8/10/2007	$2,148
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	8/10/2007	$30,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	9/7/2007	$34,477
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	9/10/2007	$9,595
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	9/25/2007	$40,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	10/3/2007	$20,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	10/30/2007	$3,300
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/1/2007	$10,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/2/2007	$3,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/9/2007	$35,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/15/2007	$15,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	12/5/2007	$55,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	12/13/2007	$7,500
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	12/18/2007	$35,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	12/21/2007	$10,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (8)	12/28/2007	$252,865
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	1/4/2008	$2,600
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	1/8/2008	$127,092
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	1/18/2008	$23,147
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	1/31/2008	$1,950
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/6/2008	$30,000
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/6/2008	$12,500
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire (3)	2/6/2008	$78,531
Billy V. Ray, Jr.	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/8/2008	$300,000
Billy V. Ray, Jr. Total									$2,413,889
Brandon Ray	Cash - BB&T 2061	825 Highland Lane NE	Apt. 1305	Atlanta	GA	30306	Wire	3/7/2007	$167
Brandon Ray	Cash - BB&T 2061	825 Highland Lane NE	Apt. 1305	Atlanta	GA	30306	1121	7/6/2007	$14
Brandon Ray Total									$181

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C1
Payments to Creditors who were Insiders Within One Year of the Petition Date

Name of creditor	Bank Account	Address 1	Address 2	City	State	Zip	Check Number	Clear date	Amount paid
Bryan Michalsky	McMahan Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	Wire	2/23/2007	$1,426,325
Bryan Michalsky	Glast Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	620	2/23/2007	$285,191
Bryan Michalsky Total									$1,711,516
C&B Services, Inc.	Cash - BB&T 2061	346 Twin City Highway		Port Neches	TX	77651	Wire	5/23/2007	$300,000
C&B Services, Inc. Total									$300,000
Carrol J. Castille	Cash - BB&T 2061	715 Vatican Rd		Lafayette	LA	70503	Wire	5/17/2007	$62,125
Carrol J. Castille Total									$62,125
CCI	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/8/2007	$118,000
CCI Total									$118,000
CTSI (Complete Tower and Ayin Holding Escrow Account)	McMahan Trust	715 Vatican Road		Carencro	LA	70507	Wire	2/21/2007	$51,009,524
CTSI (Complete Tower and Ayin Holding Escrow Account) Total									$51,009,524
CTSI	McMahan Trust	715 Vatican Road		Carencro	LA	70507	Wire	3/12/2007	$3,000,000
CTSI	Cash - BB&T 2061	715 Vatican Road		Carencro	LA	70507	Wire	11/5/2007	$93,550
CTSI Working Capital Total									$3,093,550
Daniel Osborne	Cash - BB&T 2061	96 NE 5th Avenue		Delray Beach	FL	33483	1030	3/26/2007	$40,000
Daniel Osborne Total									$40,000
Daryn Ebrecht	McMahan Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	Wire	2/23/2007	$7,255,550
Daryn Ebrecht	Glast Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	620	2/23/2007	$1,668,684
Daryn Ebrecht Total									$8,924,234
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1019	3/21/2007	$11,000
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1198	9/28/2007	$10,000
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1236	11/20/2007	$1,145
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1248	11/20/2007	$9,000
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1280	12/11/2007	$5,679
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	1331	12/27/2007	$4,000
David Gergacz	Cash - BB&T 2061	356 Gold Bullion Dr. E		Dawsonville	GA	30534	Wire	2/11/2008	$9,850
David Gergacz Total									$50,675
Dennis Hayes	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/19/2007	$10,000
Dennis Hayes	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/14/2007	$7,000
Dennis Hayes	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1271	12/10/2007	$3,000
Dennis Hayes	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1332	12/28/2007	$4,000
Dennis Hayes	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/13/2008	$5,250
Dennis Hayes Total									$29,250
Gisle Larsen	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/19/2007	$8,000
Gisle Larsen	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/14/2007	$7,350
Gisle Larsen	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	11/14/2007	$7,000
Gisle Larsen	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	1/4/2008	$2,000
Gisle Larsen	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/13/2008	$1,000
Gisle Larsen Total									$25,350
Jeof M. Oyster	Cash - BB&T 2061	888 Main Street	Apt 1119	New York	NY	10044	1075	5/18/2007	$1,000
Jeof M. Oyster	Cash - BB&T 2061	888 Main Street	Apt 1119	New York	NY	10044	1192	9/26/2007	$2,919
Jeof M. Oyster	Cash - BB&T 2061	888 Main Street	Apt 1119	New York	NY	10044	Wire	2/13/2008	$356
Jeof M. Oyster Total									$4,275
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	1017	3/26/2007	$9,000
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	1246	11/20/2007	$9,000
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	1298	12/24/2007	$8,500
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	1320	12/27/2007	$1,088
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	1333	12/27/2007	$4,000
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	Wire	2/11/2008	$15,000
John E. Jordan	Cash - BB&T 2061	P.O. Box 309		San Clemente	CA	92674-0309	Wire	2/13/2008	$6,500
John E. Jordan Total									$53,088

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C1
Payments to Creditors who were Insiders Within One Year of the Petition Date

Name of creditor	Bank Account	Address 1	Address 2	City	State	Zip	Check Number	Clear date	Amount paid
Lori H Mitchell & Matthew	Cash - BB&T 2061	537 West Broussard Road		Lafayette	LA	70506	Wire	5/17/2007	$56,667
Lori H Mitchell & Matthew	Cash - BB&T 2061	537 West Broussard Road		Lafayette	LA	70506	Wire	5/17/2007	$56,208
Lori H Mitchell & Matthew Total									$112,875
Method IQ, Inc.	McMahan Trust	1750 Founders Pkwy	Suite 180	Alpharetta	GA	30004	Wire	2/27/2007	$217,000
Method IQ, Inc. Total									$217,000
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1244	11/20/2007	$2,799
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1249	11/20/2007	$8,000
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	Wire	1/8/2008	$6,556
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1340	1/8/2008	$5,000
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1357	1/29/2008	$5,171
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1387	2/11/2008	$6,198
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	1399	2/11/2008	$10,000
Michael D. Brown	Cash - BB&T 2061	P.O. Box 4544		Boulder	CO	80306	Wire	2/14/2008	$1,582
Michael D. Brown Total									$45,306
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	2066	2/27/2007	$7,151
Michael Oyster	McMahan Trust	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/12/2007	$105,000
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1035	3/26/2007	$14,260
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1049	4/30/2007	$8,646
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1085	5/21/2007	$3,490
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1110	6/29/2007	$11,687
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1130	7/20/2007	$7,195
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1163	8/20/2007	$6,316
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1178	9/10/2007	$6,229
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1197	9/24/2007	$3,676
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1232	11/13/2007	$12,414
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1261	12/3/2007	$8,024
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1286	12/10/2007	$2,597
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1294	12/17/2007	$6,539
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1347	1/7/2008	$4,325
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1358	1/28/2008	$2,974
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1386	2/4/2008	$4,941
Michael Oyster	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/6/2008	$10,000
Michael Oyster Total									$225,465
MSAI (Mitchell Site and Ayin Holding Escrow Account)	McMahan Trust	119 Veterinarian Rd		Lafayette	LA	70507	Wire	2/21/2007	$19,390,476
MSAI (Mitchell Site and Ayin Holding Escrow Account) Total									$19,390,476
Neil Underwood	Cash - BB&T 2061	962 Wendover Drive		Atlanta	GA	30319	1020	3/27/2007	$12,000
Neil Underwood	Cash - BB&T 2061	962 Wendover Drive		Atlanta	GA	30319	1239	1/8/2008	$938
Neil Underwood	Cash - BB&T 2061	962 Wendover Drive		Atlanta	GA	30319	1247	1/9/2008	$9,000
Neil Underwood Total									$21,938
Pete Bell	McMahan Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	Wire	2/23/2007	$7,255,550
Pete Bell	Glast Trust	5443 Katy Hockley Cut-Off		Katy	TX	77493	620	2/23/2007	$1,668,684
Pete Bell Total									$8,924,234

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C1
Payments to Creditors who were Insiders Within One Year of the Petition Date

Name of creditor	Bank Account	Address 1	Address 2	City	State	Zip	Check Number	Clear date	Amount paid
PRG, Inc.	Cash - BB&T 2004	880 South Pleasantburg Dr	Suite 3-C	Greenville	SC	29607	Wire	2/15/2007	$29,700
PRG, Inc.	Cash - BB&T 2004	880 South Pleasantburg Dr	Suite 3-C	Greenville	SC	29607	Wire	2/16/2007	$28,289
PRG, Inc.	Cash - BB&T 2061	880 South Pleasantburg Dr	Suite 3-C	Greenville	SC	29607	Wire	2/28/2007	$55,370
PRG, Inc. Total									$113,359
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	2056	2/26/2007	$5,990
Raymond Smith	McMahan Trust	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	3/12/2007	$116,000
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1006	3/15/2007	$6,156
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1043	4/24/2007	$2,480
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1064	5/10/2007	$1,548
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1089	5/30/2007	$2,638
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1120	7/6/2007	$4,968
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1135	7/20/2007	$2,974
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1180	9/11/2007	$3,195
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1194	9/25/2007	$3,139
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1202	10/2/2007	$3,405
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1215	10/26/2007	$7,014
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1235	11/14/2007	$2,501
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1256	11/26/2007	$2,010
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1263	12/11/2007	$264
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1285	12/11/2007	$1,354
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1337	1/8/2008	$1,799
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1365	1/24/2008	$588
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1389	2/4/2008	$1,445
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	1397	2/4/2008	$212
Raymond Smith	Cash - BB&T 2061	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	Wire	2/13/2008	$1,958
Raymond Smith Total									$171,637
Troy Crochet	McMahan Trust	202 Castle Circle		Port Neches	TX	77651	Wire	2/23/2007	$17,000,000
Troy Crochet	Cash - BB&T 2061	202 Castle Circle		Port Neches	TX	77651	Wire	2/28/2007	$300,000
Troy Crochet	McMahan Trust	202 Castle Circle		Port Neches	TX	77651	Wire	2/28/2007	$300,000
Troy Crochet	McMahan Trust	202 Castle Circle		Port Neches	TX	77651	Wire	3/12/2007	$13,000,000
Troy Crochet	McMahan Trust	202 Castle Circle		Port Neches	TX	77651	Wire	3/13/2007	$500,000
Troy Crochet Total									$31,100,000
Viasys	Cash - BB&T 2061	26 Lake Wire Dr.		Lakeland	FL	33815	Wire	5/9/2007	$300,000
Viasys	Cash - BB&T 2061	26 Lake Wire Dr.		Lakeland	FL	33815	Wire	5/10/2007	$50,000
Viasys Total									$350,000
Grand Total									$132,175,269

(1) Payment made to Hanro, Inc.
(2) Payment made to Nouvi, Inc.
(3) Payment made to Imperium Master Fund, Ltd.
(4) Payment made to Gainesville Marina
(5) Payment made to All Outdoors
(6) Payment made to Gables Metropolitan
(7) Payment made to Nicole Shirer
(8) Partial payment made to ADP, Inc. - Full amount of payment was $295,228.66
* $1.25MM bonus may include duplicate items from Exhibit 3C2
Note: Payroll information for insiders is included in Exhibit 3C2.

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 3C2
Payroll Payments to Employees and Director Designated as Insiders

Name of creditor	Address 1	Address 2	City	State	Zip	Salary	Auto Allowance	Bonus		Gross Pay
Billy V. Ray, Jr.	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	$281,693	$4,949	$1,250,000	*	$1,536,642
Brandon Ray	825 Highland Ln Ne	Apt. 1305	Atlanta	GA	30306	$52,533	$-	$5,500		$58,033
David Ray	825 Highland Ln Ne	Apt. 1305	Atlanta	GA	30306	$69,517	$-	$6,500		$76,017
Henry McLarty	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	$6,098	$-	$-		$6,098
Michael Brown	2671 Crestridge Court		Boulder	CO	80302	$52,083	$-	$-		$52,083
Michael Oyster	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	$227,461	$4,949	$100,000		$332,470
Raymond Smith	1117 Perimeter Center West	Suite N415	Atlanta	GA	30338	$239,058	$4,949	$100,000		$343,790

* $1.25MM bonus may include duplicate items from Exhibit 3C1
General Note: Reference Exhibit 10A - "Other Transfers for Insider Transactions for Stock and Warrant Distributions"

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 4A
Suits and Administrative Proceedings, Executions, Garnishments and Attachments

Caption of Suit	Case Number/Description	Nature of Proceeding	Court and Location	Contingent	Unliquidated	Disputed	Status or Disposition
Acosta Derivative Litigation	Civil Action 2005 CV108667	Stockholder demands	United States District Court of the Northern District of GA, Atlanta, Division	X	X	X	Not validly served on defendants
Benjamin F. Holcomb v. Charys Holding Company, Inc	2005CV105803	Damages from employment contract	Superior Court of Fulton County, State of GA	X	X	X	In discovery
Castlerigg Master Investments Ltd vs Charys Holding Company Inc	Civil Action No. 07-9742	Breach of Contract	United States District Court Southern District of New York	X	X	X	Action stayed pending outcome of bankruptcy proceedings.
Correro Fishman Haygood Phelps, Walmsley and Casteix LLP vs Crochet and Borel Services, Inc. d/b/a C&B Services Inc and Charys Holding Company Inc	2008-00495	Unpaid fees	Civil District Court for the Parish of Orleans, State of LA	X	X	X	Pending
Counsel on Call of Georgia Inc vs Charys Holding Company	2007 CV 138686	Unpaid fees	Superior Court of Fulton County, State of GA	X	X	X	Parties have reached a settlement agreement
Edward Acosta v Charys Holding Company Inc	2005CV108667	Damages from employment contract	Superior Court of Fulton County, State of GA	X	X	X	In discovery
Gottbetter Capital Master Ltd vs Charys Holding Company Inc	Civil Action No. 07-11374	Default of Note	U.S. District Court for the Southern District of New York	X	X	X	Action stayed pending outcome of bankruptcy proceedings.
Gur Parsaad Properties LTD vs CCI Telecom and Charys Holding Company	Attorney file number DCM 17449.003 -Breach of Contract	Seeking back rent and related amounts	American Arbitration Association	X	X	X	Pending
Holcomb Receivership Litigation		Seeking appointment of receiver of 1,000,000 shares of Preferred Stock	Superior Court of Fulton County, State of GA	X	X	X	In discovery
Jade Specialty Strategy v. Charys Holding Company	Civil Action No. 08 CV 588	Default of Note	U.S. District Court for the Eastern District of New York	X	X	X	Action dismissed without prejudice
LEX Inc d/b/a LEX Business Solutions vs Charys Holding Company	07C-12330-1	Collect amounts due	State Court of Gwinnett County, State of GA	X	X	X	Pending
LVI Facility Services Inc, LVI Environmental Services of New Orleans Inc, LVI Environmental Services Inc (OK) vs Charys Holding Company, Billy V Ray, Raymond J Smith and Troy Crochet	07CV7841-7	Plaintiff alleges amount due for restoration services	Superior Court of Dekalb County, State of GA	X	X	X	Awaiting Ruling
Mel Harris vs Charys Holding Company	07-22939-CIV-LENARD/TORRES	Suit on the "Mel Harris Note"	United States District Court Southern District of Florida Miami Division	X	X	X	Pending
National Financial Communications Corp d/b/a National Financial Network vs Charys Holding Company	07A-0740B-1	Collect amounts due	Superior Court of Gwinnett County, GA	X	X	X	Waiting on authorization to accept settlement of $11,000
Superintendent of Insurance of the State of NY as Liquidator of Realm National Insurance Company vs Charys	401876/05	Demanding unpaid rent	Supreme Court of the State of New York	X	X	X	The application by the New York Superintendent of Insurance to recover unpaid rent from Charys was denied by the Court without prejudice.
Wells Fargo Insurance Services Southeast Inc f/k/a Acordia v Charys Holding Company	07DS126111E	Unpaid fees	State Court of Fulton County, GA	X	X	X	Pending

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 9A
Payments Related to Debt Counseling or Bankruptcy

Name of Payee	Address	City, State, Zip	Date of Payment	Value of Payment/Property
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	9/24/2007	$150,000
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	10/23/2007	$18,377
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	10/30/2007	$25,000
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	11/1/2007	$141,878
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	11/19/2007	$100,000
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	11/21/2007	$18,685
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	11/27/2007	$126,510
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	12/7/2007	$130,401
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	12/21/2007	$136,015
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	2/1/2008	$75,000
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	2/8/2008	$100,000
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	2/14/2008	$210,371
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	2/14/2008	$31,735
AlixPartners, LLP Total				$1,263,972
Andrews Kurth LLP	450 Lexington Avenue	New York, NY 10017	1/29/2008	$50,000
Andrews Kurth LLP Total				$50,000
Hades Advisors LLC	113 Jackson Drive	Cresskill, NJ 07626	1/25/2008	$100,000
Hades Advisors LLC Total				$100,000
Kurtzman Carson Consultants	1180 Avenue of the Americas, Suite 1400	New York, NY 10036	2/14/2008	$25,000
Kurtzman Carson Consultants Total				$25,000
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	11/29/2007	$16,917
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	12/7/2007	$50,000
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	12/28/2007	$16,979
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	1/17/2008	$100,000
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	1/17/2008	$8,333
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	1/29/2008	$20,833
Michael Brenner Total				$213,063
Milbank, Tweed, Hadley & McCloy LLP	1 Chase Manhattan Plaza	New York, NY 10005-1413	12/3/2007	$75,000
Milbank, Tweed, Hadley & McCloy LLP	1 Chase Manhattan Plaza	New York, NY 10005-1413	2/14/2008	$780,099
Milbank, Tweed, Hadley & McCloy LLP Total				$855,099
Richards, Layton & Finger, P.A.	902 North King Street	Wilmington, DE 19801	2/14/2008	$75,000
Richards, Layton & Finger, P.A. Total				$75,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	1/4/2008	$10,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	1/16/2008	$10,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	1/31/2008	$5,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	11/21/2007	$50,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	11/30/2007	$5,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	12/7/2007	$5,000

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 9A
Payments Related to Debt Counseling or Bankruptcy

Name of Payee	Address	City, State, Zip	Date of Payment	Value of Payment/Property
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	12/14/2007	$5,000
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	12/31/2007	$5,000
Sam Del Presto Total				$95,000
Source Capital Group, Inc.	276 Post Road West	Westport, CT 06880	1/29/2008	$25,000
Source Capital Group, Inc. Total				$25,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	11/1/2007	$150,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	12/7/2007	$100,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	12/21/2007	$50,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	12/28/2007	$50,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	1/19/2008	$75,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	2/1/2008	$100,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	2/8/2008	$150,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	2/14/2008	$175,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	2/14/2008	$100,000
Weil, Gotshal & Manges LLP Total				$950,000
Grand Total				$3,652,133

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
Alan Streiter	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	2,212,667	Undetermined
Alan Streiter	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	350,000	Undetermined
American Capital Ventures	2875 NE 191 Street, Suite 904	Aventura, FL 33180	Vendor	6/8/2007	Stock Distribution	175,000	Undetermined
Ash Mascarenhas	8880 RIO SAN DIEGO DR,8TH FL	SAN DIEGO CA 92108	Vendor	4/10/2007	Stock Distribution	31,912	Undetermined
Barbara Bates	8130 Cedar Vista Drive	San Antonio, TX 78255	Employee	7/17/2007	Stock Distribution	7,500	Undetermined
Barbara Bates	8130 Cedar Vista Drive	San Antonio, TX 78255	Employee	8/15/2007	Stock Distribution	5,000	Undetermined
Barbara McCoy	886 East Trail Road	Pleasanton, TX 78064	Employee	QTD - Q1 2007	Stock Distribution	2,083	Undetermined
Barbara McCoy	886 East Trail Road	Pleasanton, TX 78064	Employee	QTD - Q2 2007	Stock Distribution	2,083	Undetermined
Benito Banda	11539 Sageking	Houston, TX 77089	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Billy Casper	710 Inglewood	Canyon Lake, TX 78133	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Billy Casper	710 Inglewood	Canyon Lake, TX 78133	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Billy V. Ray Jr.	6345 Glen Oaks Ln	Atlanta, GA 30328	Officer/Director	6/20/2007	Stock Options Exercised	1,750,000	Undetermined
Billy V. Ray Jr.	6345 Glen Oaks Ln	Atlanta, GA 30328	Officer/Director	9/10/2007	Stock Options Exercised	400,000	Undetermined
Blake Stansell	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	53,964	Undetermined
Blake Stansell	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	262,974	Undetermined
Bobby Oliver	5328 FM 1386	Harwood, TX 78632	Employee	QTD - Q3 2007	Stock Distribution	5,000	Undetermined
Brandt Dozier	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	10,379	Undetermined
Brandt Dozier	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	80,759	Undetermined
Brian Eccher	P. O. Box 1024	Lee, MA 01238	Employee	QTD - Q1 2007	Stock Distribution	4,166	Undetermined
Bruce Caldwell	2820 La Mirada Dr	Vista, CA 92083	Vendor	4/10/2007	Stock Distribution	63,825	Undetermined
Bryan Ensign	16154 Watering Point	San Antonio, TX 78247	Employee	4/30/2006	Stock Distribution	2,500	Undetermined
Bryan Michalsky	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	9,651	Undetermined
Bryan Michalsky	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	46,210	Undetermined
Carrol Castille	715 Vatican Rd	Lafayette, LA 70503	Seller of Acquired Company	2/20/2007	Stock Distribution	256,747	Undetermined
Castlerigg Master Investment Ltd.	40 W 57th Street, 26th Floor	New York, NY 10019	Lender	5/19/2006	Warrants	1,000,000	Undetermined
Castlerigg Master Investment Ltd.	40 W 57th Street, 26th Floor	New York, NY 10019	Lender	5/19/2006	Warrants	1,773,333	Undetermined
Chad Weigman	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	15,898	Undetermined
Chad Weigman	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	76,119	Undetermined
Charles Arnold (Basic Investors, Inc)	120 Flagler Ave	New Smyrna Beach, FL 32169	Vendor	8/1/2007	Stock Distribution	200,000	Undetermined
Charles Salsky	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Charles Salsky	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Christopher Gillig	575 Glen Hampton Dr	Alpharetta, GA 30004	Employee	7/17/2007	Stock Distribution	15,000	Undetermined
Couture Enterprises	4199 Pamal Place	Kennesaw, GA 30144	Vendor	7/17/2007	Stock Distribution	10,000	Undetermined
Christian Marchena	594 Wimbledon Rd NE Apt 5210	Atlanta, GA 30324	Employee	QTD - Q1 2007	Stock Distribution	6,666	Undetermined
Crochet Partners	202 Castle Circle	Port Neches, TX 77651	Insider	5/17/2007	Stock Distribution	750,000	Undetermined
Cypress Advisors	445 Parke Avenue, 10th Floor	New York, NY 10022	Vendor	8/1/2007	Stock Distribution	165,000	Undetermined
Cypress Advisors	445 Parke Avenue, 10th Floor	New York, NY 10022	Vendor	8/1/2007	Stock Distribution	50,000	Undetermined
Dale Brittain	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Dale Brittain	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	12/14/2006	Stock Distribution	2,386	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	12/14/2006	Stock Distribution	187	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	12/14/2006	Stock Distribution	2,567	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	5/17/2007	Stock Distribution	4,557	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	2/13/2007	Stock Distribution	4,728	Undetermined
Dale Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Vendor	9/18/2007	Stock Distribution	4,461	Undetermined
Daryl Paduska	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Daryl Paduska	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
Daryn Ebrecht	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	138,146	Undetermined
Daryn Ebrecht	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	670,792	Undetermined
David Ennis	7714 Apple Green	San Antonio, TX 78240	Employee	QTD - Q1 2007	Stock Distribution	1,166	Undetermined
David Ennis	7714 Apple Green	San Antonio, TX 78240	Employee	QTD - Q2 2007	Stock Distribution	1,166	Undetermined
David Marroquin	13714 Topaz Lake	Helotes, TX 78023	Employee	4/30/2006	Stock Distribution	250	Undetermined
David McClure	300 Stonington Way	Taylors, SC 29687	Employee	QTD - Q2 2007	Stock Distribution	6,666	Undetermined
David McClure	300 Stonington Way	Taylors, SC 29687	Employee	QTD - Q3 2007	Stock Distribution	6,666	Undetermined
David Reynolds	2520 Cove Brook	Schertz, TX 78154	Employee	QTD - Q2 2007	Stock Distribution	8,322	Undetermined
Del Presto/Yoru Equity Advisors	9 Ryan Lane	Lincroft, NJ 07738	Vendor	4/11/2006	Stock Distribution	57,500	Undetermined
Douglas Topkis	43 W 64th Street, Apt. 8A	New York, NY 10023	Vendor	7/13/2006	Stock Distribution/Warrants Exercised	250,000	Undetermined
Douglas Topkis	43 W 64th Street, Apt. 8A	New York, NY 10023	Vendor	2/28/2007	Stock Distribution	248,819	Undetermined
E. Blum	19 Rose Ave.	N. Caldwell, NJ 07006	Vendor	5/19/2006	Stock Distribution	40,000	Undetermined
E. Kipperman	335 Kettleton Rd	Southboro, CT 00488	Vendor	2/16/2006	Stock Distribution	5,000	Undetermined
Edwin and Tammy Rock	1315 County Rd, 315-C	Green Cove Springs, FL 32043	Vendor	3/7/2007	Stock Distribution	456,147	Undetermined
Enable Growth Partners	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	1,000,000	Undetermined
Enable Growth Partners	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	1,773,333	Undetermined
Enable Opportunity Partners	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	200,000	Undetermined
Enable Opportunity Partners	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	354,667	Undetermined
Encarnacion Salinas	P. O. Box 241926	San Antonio, TX 78224	Employee	4/30/2006	Stock Distribution	248	Undetermined
Eric Goodwin	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Eric Goodwin	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Evan Blum	19 Rose Ave.	N. Caldwell, NJ 07006	Vendor	2/27/2007	Stock Distribution	40,000	Undetermined
F. Zubrowski	8880 RIO SAN DIEGO DR,8TH FL	SAN DIEGO CA 92108	Vendor	11/20/2006	Stock Distribution	31,912	Undetermined
Felix Villareal	4914 Fortuna Place	San Antonio, TX 78237	Employee	9/17/2007	Stock Distribution	500	Undetermined
Felix Villareal	4914 Fortuna Place	San Antonio, TX 78237	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Floyd Ponder	12005 Summer Meadows	Spring Branch, TX 78070	Employee	QTD - Q1 2007	Stock Distribution	8,333	Undetermined
Ford Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	93,505	Undetermined
Ford Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	727,563	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	1,789,573	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	178,957	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	1,460,822	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	1,095,616	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	1,095,616	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	1,095,616	Undetermined
Fort Mason Master	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	1,916,036	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	116,053	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	11,605	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	94,733	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	71,050	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	71,050	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	12/7/2006	Warrants	71,050	Undetermined
Fort Mason Partners	Four Embarcadero Center, Suite 2050	San Francisco, CA 94111	Lender	8/30/2006	Warrants	124,254	Undetermined
Frank Pelligrino	213 Sage Hollow Rd	Guilford, CT 06437	Vendor	11/10/2006	Stock Distribution	50,000	Undetermined
Fred Novak	1120 MacArthur Drive #1907	Carrolton, TX 75007	Employee	QTD - Q3 2007	Stock Distribution	2,332	Undetermined
Frost Bank	P.O. Box 1600	San Antonio, TX 78296	Lender	6/8/2006	Stock Distribution	400,000	Undetermined
Greg A. Buchholz	600 Gantt Road	Canton, GA 30115	Vendor	5/18/2007	Stock Distribution	8,000	Undetermined
Greg A. Buchholz	600 Gantt Road	Canton, GA 30115	Vendor	5/30/2007	Stock Distribution	253,658	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
G. Taylor	265 Harper Road	Dry Fork, VA 24549	Vendor	11/27/2006	Stock Distribution	40,000	Undetermined
GCA Strategies Investment Fund	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	254,084	Undetermined
GCA Strategies Investment Fund	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	25,408	Undetermined
GCA Strategies Investment Fund	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	272,040	Undetermined
Gottbetter Capital Master, Ltd.	488 Madison Avenue	New York, NY 10022	Lender	5/19/2006	Warrants	1,666,666	Undetermined
Gottbetter Capital Master, Ltd.	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	254,084	Undetermined
Gottbetter Capital Master, Ltd.	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	25,408	Undetermined
Gottbetter Capital Master, Ltd.	488 Madison Avenue	New York, NY 10022	Lender	5/19/2006	Warrants	2,955,554	Undetermined
Gottbetter Capital Master, Ltd.	488 Madison Avenue	New York, NY 10022	Lender	8/30/2006	Warrants	272,040	Undetermined
Greater Bay Bancorp	1900 University Ave	E Paolo Alto, CA 94303	Lender	3/6/2007	Stock Distribution/Warrants Exercised	79,532	Undetermined
Greater Bay Bank N.A.	1900 University Ave	E Paolo Alto, CA 94303	Lender	11/2/2006	Stock Distribution/Warrants Exercised	630,499	Undetermined
Greater Bay Bank N.A.	1900 University Ave	E Paolo Alto, CA 94303	Lender	3/13/2006	Warrants	28,400	Undetermined
Greater Bay Bank N.A.	1900 University Ave	E Paolo Alto, CA 94303	Lender	8/10/2006	Stock Distribution/Warrants Exercised	200,000	Undetermined
Greater Bay Foundation	1900 University Ave	E Paolo Alto, CA 94303	Lender	3/6/2007	Stock Distribution	79,532	Undetermined
Gregory Buchholz	600 Gantt Road	Canton, GA 30115	Employee	3/5/2007	Stock Distribution	42,000	Undetermined
Growth Mgmt.	21205 Yacht Club Dr #1802	Aventura, FL 33180	Vendor	11/17/2006	Stock Distribution	375,000	Undetermined
Gunn Allen Financial, Inc.	5002 W. Waters Ave.	Tampa, FL 33634	Vendor	6/9/2006	Stock Distribution	750,000	Undetermined
Gunn Allen Financial, Inc.	5002 W. Waters Ave.	Tampa, FL 33634	Vendor	8/31/2006	Warrants	196,850	Undetermined
Henry Martin	1745 Mission Valley Rd. #6	New Braunfels, TX 78132	Employee	QTD - Q2 2007	Stock Distribution	500	Undetermined
Henry Wilkins	P. O. Box 1154	Helotes, TX 78023	Employee	QTD - Q1 2007	Stock Distribution	2,500	Undetermined
Highgate House Funds, LTD	488 Madison Avenue	New York, NY 10022	Lender	4/20/2006	Stock Distribution	750,000	Undetermined
Highgate House Funds, LTD	488 Madison Avenue	New York, NY 10022	Lender	5/22/2006	Stock Distribution	216,370	Undetermined
Highgate House Funds, LTD	488 Madison Avenue	New York, NY 10022	Lender	11/20/2007	Stock Distribution	196,810	Undetermined
Highgate House Funds, LTD	488 Madison Avenue	New York, NY 10022	Lender	11/20/2007	Stock Distribution	196,810	Undetermined
Highgate House Funds, LTD	488 Madison Avenue	New York, NY 10022	Lender	11/20/2007	Stock Distribution	196,810	Undetermined
Hubert Yarborough	315 Stewart St	Greenville, SC 29605	Employee	QTD - Q1 2007	Stock Distribution	6,666	Undetermined
Imperium Master Fund, LTD	153 East 53rd Street	New York, NY 10022	Lender	11/10/2006	Warrants	551,531	Undetermined
J Alan Shaw	1750 Founders Pkwy, Suite 180	Alpharetta, GA 30004	Seller of Acquired Company	6/5/2006	Stock Distribution	65,000	Undetermined
J. Gourley	20000 E Country Club Dr #410	Miami, FL 33180	Vendor	5/19/2006	Stock Distribution	250,000	Undetermined
James Carlson	8202 Sabinoso Drive	Helotes, TX 78023	Employee	4/30/2006	Stock Distribution	250	Undetermined
James Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	20,759	Undetermined
James Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	161,518	Undetermined
James Lummus	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
James Lummus	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
James Scaife	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	17,243	Undetermined
James Scaife	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	77,462	Undetermined
Jane Branham	95 Forest lake Drive	Simpsonville, SC 29681	Employee	9/14/2007	Stock Distribution	2,500	Undetermined
Jane Branham	95 Forest lake Drive	Simpsonville, SC 29681	Employee	QTD - Q3 2007	Stock Distribution	5,000	Undetermined
Janet Risher	P.O. Box 250	Rancho Santa Fe, CA 92067	Vendor	6/28/2007	Stock Distribution	200,000	Undetermined
Janet Risher	P.O. Box 250	Rancho Santa Fe, CA 92067	Vendor	2/13/2008	Stock Distribution	912,668	Undetermined
Janet Risher	P.O. Box 250	Rancho Santa Fe, CA 92067	Vendor	12/4/2008	Stock Distribution	100,000	Undetermined
Jay Gaudet	17655 Henderson Pass #636	San Antonio, TX 78232	Employee	4/30/2006	Stock Distribution	250	Undetermined
Jeanne Bassetti Jullien	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Jeanne Bassetti Jullien	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Jeffrey Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Jeffrey Clark	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Jerry J. Harrison	4687 Jefferson Township Lane	Marietta, GA 30066	Vendor	5/18/2007	Stock Distribution	25,000	Undetermined
Jerry J. Harrison	4687 Jefferson Township Lane	Marietta, GA 30066	Vendor	5/30/2007	Stock Distribution	253,658	Undetermined
Jerry J. Harrison	4687 Jefferson Township Lane	Marietta, GA 30066	Employee	3/5/2007	Stock Distribution	25,000	Undetermined
Jimmy Taylor	23 Queens Heath	San Antonio, TX 78257	Employee	3/5/2007	Stock Distribution	100,000	Undetermined
Jimmy Villalobos	11936 Paseo Fuerte	El Cajon, CA 92020	Vendor	4/10/2007	Stock Distribution	63,825	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
John Jordan	2122 S El Camino Real Suite E	San Clemente, CA 92672	Vendor	4/10/2007	Stock Distribution	63,825	Undetermined
John Marroquin	8917 Hambledon Drive	San Antonio, TX 78250	Employee	4/30/2006	Stock Distribution	250	Undetermined
Johnny Slaughter	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	4,855	Undetermined
Johnny Slaughter	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	36,860	Undetermined
Jon Carlson	12119 Branding Point	Helotes, TX 78023	Employee	4/30/2006	Stock Distribution	4,166	Undetermined
Joseph Gourlay	20000 E Country Club Dr #410	Miami, FL 33180	Vendor	7/26/2006	Stock Distribution	50,000	Undetermined
Joseph Gourlay	20000 E Country Club Dr #410	Miami, FL 33180	Vendor	10/20/2006	Stock Distribution	225,000	Undetermined
Julia Bagwell	4314 Greenpond Road	Gray Court, SC 29645	Employee	QTD - Q2 2007	Stock Distribution	2,000	Undetermined
Julie Mock	42 Briarcliff Dr	Greenville, SC 29607	Employee	QTD - Q1 2007	Stock Distribution	5,000	Undetermined
Julie Mock	42 Briarcliff Dr	Greenville, SC 29607	Employee	QTD - Q2 2007	Stock Distribution	5,000	Undetermined
Justin Givens	17655 Henderson Pass Apt. 636	San Antonio, TX 78232	Employee	4/30/2006	Stock Distribution	250	Undetermined
Keith Houston	6305 Green Top Drive	San Antonio, TX 78233	Employee	4/30/2006	Stock Distribution	250	Undetermined
Kelli Harvey	115 Thomas St	Greenville, SC 29617	Employee	4/4/2007	Stock Distribution	2,000	Undetermined
Kelli Harvey	115 Thomas St	Greenville, SC 29617	Employee	8/17/2007	Stock Distribution	2,000	Undetermined
Kelli Harvey	115 Thomas St	Greenville, SC 29617	Employee	QTD - Q3 2007	Stock Distribution	2,000	Undetermined
Kenneth Riner	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	5,190	Undetermined
Kenneth Riner	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	40,381	Undetermined
Kenneth T. Brown	106 Clove Court	Longwood, FL 32750	Vendor	3/8/2007	Stock Distribution	5,000	Undetermined
L. Hogue	2035 Edenton Trail	Evans, GA 30809	Vendor	12/18/2006	Stock Distribution	9,800	Undetermined
Larry Champlin	11926 Mesquite Mesa	San Antonio, TX 78249	Employee	4/30/2006	Stock Distribution	250	Undetermined
Larry Seals	12005 Summer Meadows	Spring Branch, TX 78070	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Larry Seals	12005 Summer Meadows	Spring Branch, TX 78070	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Lee Yarborough	315 Stewart St	Greenville, SC 29605	Vendor	7/19/2007	Stock Distribution	44,615	Undetermined
Lesley Morgan	3650 Highcliff Drive	San Antonio, TX 78218	Employee	4/30/2006	Stock Distribution	666	Undetermined
Lesley Morgan	3650 Highcliff Drive	San Antonio, TX 78218	Employee	8/9/2007	Stock Distribution	668	Undetermined
Lesley Morgan	3650 Highcliff Drive	San Antonio, TX 78218	Employee	QTD - Q2 2007	Stock Distribution	666	Undetermined
Lori Mitchell	537 West Broussard Road	Lafayette, LA 70506	Seller of Acquired Company	2/20/2007	Stock Distribution	326,769	Undetermined
Lumberman	1200 FINDLEY RD STE 250	DULUTH GA 30097	Legal Settlement	12/21/2006	Stock Distribution	500,000	Undetermined
Lynn Satko	472 Daniels Rd.	North Adams, MA 01247	Employee	4/30/2006	Stock Distribution	666	Undetermined
M. Gore	13355 Noel Road LB 48	Dallas, TX 75240	Vendor	1/19/2007	Stock Distribution	25,000	Undetermined
M. Gore	13355 Noel Road LB 48	Dallas, TX 75240	Vendor	5/10/2007	Stock Distribution	35,000	Undetermined
M. Novak	22374 Fossil Ridge	San Antonio, TX 78261	Vendor	12/14/2006	Stock Distribution	20,000	Undetermined
Marco Carmona	387 Hatcher Avenue	San Antonio, TX 78223	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Marco Carmona	387 Hatcher Avenue	San Antonio, TX 78223	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Maria Guerrero	1242 Hammond	San Antonio, TX 78210	Employee	QTD - Q1 2007	Stock Distribution	3,333	Undetermined
Mark Suber	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	6,218	Undetermined
Mark Suber	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	48,383	Undetermined
Matthew Mitchell	537 West Broussard Road	Lafayette, LA 70506	Seller of Acquired Company	2/20/2007	Stock Distribution	72,939	Undetermined
McMahan Securities Co., L.P.	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	3,687,778	Undetermined
McMahan Securities Co., L.P.	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	583,333	Undetermined
McMahan Securities Co., L.P. (Cede & Co.)	500 West Putnam Avenue	Greenwich, CT 06830	Lender	2/16/2007	Warrants	67,083,227	Undetermined
McMahan Securities Co., L.P. (Cede & Co.)	500 West Putnam Avenue	Greenwich, CT 06830	Lender	2/16/2007	Warrants	67,083,227	Undetermined
Mel Harris	10800 Biscayne Blvd	Miami, FL 33161	Lender	1/22/2007	Stock Distribution	100,000	Undetermined
Mel Harris	10800 Biscayne Blvd	Miami, FL 33161	Lender	1/24/2007	Stock Distribution	100,000	Undetermined
Mel Harris	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	5/26/2006	Stock Distribution	782,500	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
Mel Harris	10800 Biscayne Blvd	Miami, FL 33161	Lender	10/9/2006	Stock Distribution	479,805	Undetermined
Mel Harris	10800 Biscayne Blvd	Miami, FL 33161	Lender	5/1/2006	Warrants	33,334	Undetermined
Mel Harris	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	1/24/2007	Warrants	125,000	Undetermined
Melysa Austin	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	46,754	Undetermined
Melysa Austin	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	363,782	Undetermined
Michael Bailey	2738 High Falls Road	Griffin, GA 30223	Vendor	6/19/2007	Stock Distribution	110,000	Undetermined
Michael Bailey	2738 High Falls Road	Griffin, GA 30223	Vendor	7/25/2007	Stock Distribution	285,000	Undetermined
Michael F. Thomas	3611 Jackson Pointe Dr	Louisville, TN 37777	Vendor	5/17/2007	Warrants	200,000	Undetermined
Michael Ginnelly	2635 Spring Canyon	San Antonio, TX 78232	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Michael Novak	22374 Fossil Ridge	San Antonio, TX 78261	Vendor	3/21/2007	Stock Distribution	20,000	Undetermined
Michael Thomas	3611 Jackson Pointe Dr	Louisville, TN 37777	Vendor	10/26/2006	Stock Distribution	250,000	Undetermined
Michael Thomas	3611 Jackson Pointe Dr	Louisville, TN 37777	Vendor	3/29/2007	Stock Distribution	80,000	Undetermined
Michael Tomlin	13740 Southton Road	San Antonio, TX 78223	Employee	8/13/2007	Stock Distribution	2,288	Undetermined
Michael Tomlin	13740 Southton Road	San Antonio, TX 78223	Employee	QTD - Q1 2007	Stock Distribution	1,166	Undetermined
Micheal Novak	22374 Fossil Ridge	San Antonio, TX 78261	Vendor	7/17/2007	Stock Distribution	20,000	Undetermined
Mirador	5499 N. Federal Hwy., Suite D	Boca Raton, FL 33487	Vendor	6/20/2007	Stock Distribution	300,000	Undetermined
Mohammad Hannan	3811 Bennington Way	San Antonio, TX 78261	Employee	QTD - Q1 2007	Stock Distribution	1,666	Undetermined
Mohammad Hannan	3811 Bennington Way	San Antonio, TX 78261	Employee	QTD - Q2 2007	Stock Distribution	1,666	Undetermined
Morgan Delucia	6452 Madison Drive	Atlanta, GA 30346	Vendor	6/8/2007	Stock Distribution	65,000	Undetermined
Morgan Delucia	6452 Madison Drive	Atlanta, GA 30346	Vendor	6/8/2007	Stock Distribution	10,000	Undetermined
Morris Gore	13355 Noel Road LB 48	Dallas, TX 75240	Vendor	8/15/2007	Stock Distribution	57,000	Undetermined
New Century Capital	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	8/25/2006	Stock Distribution	1,300,000	Undetermined
New Century Capital Consultants	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	3/22/2007	Stock Distribution	1,500,000	Undetermined
New Stream Commercial Finance	38C Grove Street	Ridgefield, CT 06877	Lender	8/28/2006	Warrants	2,000,000	Undetermined
New Stream Commercial Finance	38C Grove Street	Ridgefield, CT 06877	Lender	11/8/2006	Warrants	600,000	Undetermined
Nicole Andrepont	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	5,190	Undetermined
Nicole Andrepont	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	40,381	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	6/5/2006	Stock Distribution	6,800	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	11/30/2006	Stock Distribution	24,500	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	1/16/2007	Stock Distribution	56,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	3/26/2007	Stock Distribution	59,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	4/12/2007	Stock Distribution	50,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	6/5/2007	Stock Distribution	50,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	7/20/2007	Stock Distribution	69,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	7/24/2006	Stock Distribution	24,400	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	10/3/2006	Stock Distribution	18,500	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	8/14/2007	Stock Distribution	75,000	Undetermined
Norman Reynolds	815 Walker St Suite 1250	Houston, TX 77002	Vendor	8/15/2007	Stock Distribution	25,000	Undetermined
Opal Limited	P. O. Box N-1808	Nassau, Bahamas	Lender	12/7/2006	Warrants	150,000	Undetermined
Opal Limited	P. O. Box N-1808	Nassau, Bahamas	Legal Settlement	7/24/2007	Stock Distribution	293,381	Undetermined
Patti Miller	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
Patti Miller	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Paul Ferandell	2820 La Mirada Dr	Vista, CA 92083	Vendor	4/10/2007	Stock Distribution	63,825	Undetermined
PCM II, LLC	623 Fifth Avenue, 32nd Floor	New York, NY 10022	Lender	8/30/2006	Warrants	2,540,835	Undetermined
PCM II, LLC	623 Fifth Avenue, 32nd Floor	New York, NY 10022	Lender	8/30/2006	Warrants	254,082	Undetermined
PCM II, LLC	623 Fifth Avenue, 32nd Floor	New York, NY 10022	Lender	8/30/2006	Warrants	2,720,389	Undetermined
Pete Bell	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	138,146	Undetermined
Pete Bell	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	670,792	Undetermined
Pierce Diversified Strategy Master Fund	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	133,333	Undetermined
Pierce Diversified Strategy Master Fund	One Ferry Building, Suite 255	San Francisco, CA 94111	Lender	5/19/2006	Warrants	236,444	Undetermined
Posner , Posner & Harris Note	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	5/1/2006	Stock Distribution	249,999	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
Randall Thompson	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	17,243	Undetermined
Randall Thompson	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	77,462	Undetermined
Richard Chancis	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	5/14/2007	Stock Distribution	50,000	Undetermined
Richard Chancis	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	2/5/2007	Stock Distribution	50,000	Undetermined
Richard Chancis	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	3/7/2007	Stock Distribution	50,000	Undetermined
Richard Chancis	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	3/28/2007	Stock Distribution	50,000	Undetermined
Richard Davila	13911 Grove Patch	San Antonio, TX 78247	Employee	QTD - Q1 2007	Stock Distribution	250	Undetermined
Richard Davila	13911 Grove Patch	San Antonio, TX 78247	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Richard Mangiarelli	P.O. Box 250	Rancho Santa Fe, CA 92067	Director	4/28/2006	Stock Distribution	65,000	Undetermined
Richard Schmidt	2076 Hidden Springs Dr	El Cajon, CA 92019	Vendor	11/17/2006	Stock Distribution	100,000	Undetermined
Richard Schmidt	2076 Hidden Springs Dr	El Cajon, CA 92019	Vendor	2/9/2007	Stock Distribution	100,000	Undetermined
Richard Schmidt	2076 Hidden Springs Dr	El Cajon, CA 92019	Vendor	7/3/2007	Stock Distribution	100,000	Undetermined
Richard Schmidt	2076 Hidden Springs Dr	El Cajon, CA 92019	Vendor	11/30/2007	Stock Distribution	100,000	Undetermined
Richard Schmidt	2076 Hidden Springs Dr	El Cajon, CA 92019	Vendor	1/28/2008	Stock Distribution	812,668	Undetermined
Robert Gavin	76 Howe Road	Pittsfield, MA 01201	Employee	QTD - Q2 2007	Stock Distribution	1,166	Undetermined
Robert Newell	976 E. Governor Rd.	Hershey, PA 17033	Vendor	8/15/2007	Stock Distribution	50,000	Undetermined
Rock Creek Equity Holdings	1750 Founders Pkwy, Suite 180	Alpharetta, GA 30004	Seller of Acquired Company	6/5/2006	Stock Distribution	1,250,000	Undetermined
Rockie Rish	8606 Sedona Circle	Helotes, TX 78023	Employee	4/30/2006	Stock Distribution	6,000	Undetermined
Roger Benavides	17211 Fawn Circle Drive	San Antonio, TX 78248	Employee	4/30/2006	Stock Distribution	8,333	Undetermined
Roger Benavides	17211 Fawn Circle Drive	San Antonio, TX 78248	Employee	QTD - Q2 2007	Stock Distribution	8,333	Undetermined
Roger Berkovitz	21205 Yacht Club Dr #1802	Aventura, FL 33180	Vendor	3/5/2007	Stock Distribution	400,000	Undetermined
Roger Crider	1000 Elbel Rd. #805	Schertz, TX 78154	Employee	QTD - Q1 2007	Stock Distribution	1,166	Undetermined
Roger Crider	1000 Elbel Rd. #805	Schertz, TX 78154	Employee	QTD - Q3 2007	Stock Distribution	1,166	Undetermined
Russell White	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/9/2006	Stock Distribution	4,855	Undetermined
Russell White	14345 NORTHWEST FWY	HOUSTON TX 77040	Seller of Acquired Company	10/23/2006	Stock Distribution	36,860	Undetermined
S Boruff	810 Fairway Oaks Lane	Knoxville, TN 37922	Vendor	5/10/2006	Stock Distribution	125,000	Undetermined
S. Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	11/10/2006	Stock Distribution	200,000	Undetermined
S. Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	6/4/2007	Stock Distribution	300,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	5/22/2006	Stock Distribution	100,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	11/22/2006	Stock Distribution	300,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	1/5/2007	Stock Distribution	200,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	5/16/2007	Stock Distribution	200,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	5/16/2007	Stock Distribution	500,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	10/26/2006	Stock Distribution	100,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	7/11/2007	Stock Distribution	275,000	Undetermined
Sam Del Presto	9 Ryan Lane	Lincroft, NJ 07738	Vendor	3/15/2006	Warrants	400,000	Undetermined
Sands Brothers Venture Capital LLC	90 Park Avenue, 31st Floor	New York, NY 10016	Lender	12/7/2006	Warrants	25,000	Undetermined
Sands Brothers Venture Capital LLC	90 Park Avenue, 31st Floor	New York, NY 10016	Lender	12/7/2006	Warrants	25,000	Undetermined
Sands Brothers Venture Capital LLC	90 Park Avenue, 31st Floor	New York, NY 10016	Lender	12/7/2006	Warrants	75,000	Undetermined
Sands Brothers Venture Capital LLC	90 Park Avenue, 31st Floor	New York, NY 10016	Lender	12/7/2006	Warrants	41,667	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	5/19/2006	Stock Distribution	400,000	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	11/30/2006	Stock Distribution	200,000	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	1/22/2007	Stock Distribution	100,000	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	1/24/2007	Stock Distribution	100,000	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	3/5/2007	Stock Distribution	400,000	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	2/1/2007	Stock Distribution	1	Undetermined
Sean Posner	10800 Biscayne Blvd, Suite 350	Miami, FL 33161	Lender	5/1/2006	Warrants	33,333	Undetermined
Seth Appel	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	1,475,111	Undetermined
Seth Appel	500 West Putnam Avenue	Greenwich, CT 06830	Vendor	2/16/2007	Warrants	233,334	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
SOS Resources	999 Brickell Avenue Suite 600	Miami, FL 33131	Vendor	5/17/2007	Stock Distribution	1,000,000	Undetermined
SOS Resources	999 Brickell Avenue Suite 600	Miami, FL 33131	Vendor	5/30/2007	Stock Distribution	500,000	Undetermined
SOS Resources	999 Brickell Avenue Suite 600	Miami, FL 33131	Vendor	6/19/2007	Stock Distribution	4,000	Undetermined
SOS Resources	999 Brickell Avenue Suite 600	Miami, FL 33131	Vendor	7/3/2007	Stock Distribution	500,000	Undetermined
Sound Capital	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	2/12/2007	Stock Distribution	375,000	Undetermined
Sound Capital	2600 Island Blvd Apt 1806	Aventura, FL 33160	Vendor	3/29/2007	Stock Distribution	375,000	Undetermined
Steve Shrewsbury	3747 Southport	San Antonio, TX 78223	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Steve Shrewsbury	3747 Southport	San Antonio, TX 78223	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Steven Brinegar	74 W Housatonic St Apt 2	Pittsfield, MA 01201	Employee	4/16/2007	Stock Distribution	500	Undetermined
Steven Posner	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	5/26/2006	Stock Distribution	782,500	Undetermined
Steven Posner	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	10/9/2006	Stock Distribution	245,195	Undetermined
Steven Posner	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	10/26/2006	Stock Distribution	375,000	Undetermined
Steven Posner	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	5/1/2006	Warrants	33,333	Undetermined
Steven Posner	10800 Biscayne Blvd, PH	Miami, FL 33161	Lender	1/24/2007	Warrants	125,000	Undetermined
Steven Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	8/10/2006	Stock Distribution	200,000	Undetermined
Steven Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	2/1/2007	Stock Distribution	200,000	Undetermined
Steven Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	7/3/2007	Stock Distribution	200,000	Undetermined
Steven Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	9/10/2007	Stock Distribution	100,000	Undetermined
Steven Schaeffer	1111 Great Neck Road Suite 217	Great Neck, NY 11021	Vendor	9/10/2007	Stock Distribution	100,000	Undetermined
Stites and Harbison PLLP	303 Peachtree St	Atlanta, GA 30308	Legal Settlement	12/14/2006	Stock Distribution	120,300	Undetermined
Stites and Harbison PLLP	303 Peachtree St	Atlanta, GA 30308	Legal Settlement	3/6/2007	Stock Distribution	12,000	Undetermined
Tamara Ridings	71 Edgar Court	Hiram, GA 30141	Vendor	9/4/2007	Stock Distribution	100,000	Undetermined
Tara Cason	101 McJunkin Dr	Pickens, SC 29671	Employee	9/14/2007	Stock Distribution	1,834	Undetermined
Tara Cason	101 McJunkin Dr	Pickens, SC 29671	Employee	QTD - Q3 2007	Stock Distribution	3,666	Undetermined
Thomas White	7303 Sawgrass	San Antonio, TX 78244	Employee	QTD - Q1 2007	Stock Distribution	4,666	Undetermined
Tracie Ferchek	256 Strickland St	Fairburn, GA 30213	Employee	QTD - Q1 2007	Stock Distribution	3,333	Undetermined
Troutman Sanders	P.O. Box 933652	Atlanta, GA 31193-3652	Legal Settlement	12/1/2006	Stock Distribution	200,000	Undetermined
Troy Crochet	202 Castle Circle	Port Neches, TX 77651	Insider	4/25/2006	Stock Distribution	1,000,000	Undetermined
Troy Crochet	202 Castle Circle	Port Neches, TX 77651	Insider	7/7/2006	Stock Distribution	6,258,000	Undetermined
UBS O'Connor LLC	1 North Wacker Dr	Chicago, IL 60606	Lender	5/19/2006	Warrants	333,333	Undetermined
UBS O'Connor LLC	1 North Wacker Dr	Chicago, IL 60606	Lender	8/30/2006	Warrants	127,042	Undetermined
UBS O'Connor LLC	1 North Wacker Dr	Chicago, IL 60606	Lender	8/30/2006	Warrants	12,704	Undetermined
UBS O'Connor LLC	1 North Wacker Dr	Chicago, IL 60606	Lender	5/19/2006	Warrants	591,111	Undetermined
UBS O'Connor LLC	1 North Wacker Dr	Chicago, IL 60606	Lender	8/30/2006	Warrants	136,020	Undetermined
VG Duvall	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/14/2006	Stock Distribution	2,104	Undetermined
VG Duvall	17314 SH 249, Suite 230	Houston, TX 77064	Seller of Acquired Company	12/31/2006	Stock Distribution	16,369	Undetermined
Vision	20 W 55th Street,5th Floor	New York, NY 10019	Lender	12/7/2006	Warrants	4,444,444	Undetermined
Vision	20 W 55th Street,5th Floor	New York, NY 10019	Lender	12/7/2006	Warrants	3,333,333	Undetermined
Vision	20 W 55th Street,5th Floor	New York, NY 10019	Lender	12/7/2006	Warrants	3,333,333	Undetermined
Vision	20 W 55th Street,5th Floor	New York, NY 10019	Lender	12/7/2006	Warrants	3,333,333	Undetermined
Wade & Jennifer Clark	16901 N Dallas Pkwy, Suite 105	Addison, TX 75001	Seller of Acquired Company	2/2/2007	Stock Distribution	82,251	Undetermined
Walter Davis	6219 Ironmill Creek	Converse, TX 78109	Employee	QTD - Q1 2007	Stock Distribution	1,166	Undetermined
Warren Traver	4545 Wieuce Rd Bldg 2	Atlanta, GA 30342	Vendor	6/8/2007	Stock Distribution	20,000	Undetermined
Wayne Casanova	8085 Fawn Creek Drive	Spring Branch, TX 78070	Employee	QTD - Q1 2007	Stock Distribution	1,166	Undetermined
Wayne Casanova	8085 Fawn Creek Drive	Spring Branch, TX 78070	Employee	QTD - Q2 2007	Stock Distribution	1,116	Undetermined
Wendy Rodriguez	30520 Bridlegate Drive	Bulverde, TX 78163	Employee	4/30/2006	Stock Distribution	6,667	Undetermined
Whonor, Inc.	29 Blue Hills Ave.	Hamden, CT 06574	Lender	8/10/2006	Warrants	100,000	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit 10A
Other Transfers

Name of Transferee	Address	City, State, Zip	Relationship to Debtor	Date of Transfer	Description of Property	Number of Shares	Value of Property
Willie Kendall	509 Dubose Pvt Rd.	Blanco, TX 78606	Employee	QTD - Q2 2007	Stock Distribution	250	Undetermined
Your Equity Analysis	200 Colonial Homes Dr #411	Atlanta, GA 30309	Vendor	12/13/2006	Stock Distribution	12,500	Undetermined